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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 4, 2004
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-13274 (Commission File No.)	22-3305147 (I.R.S. Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey 07016
(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure

        For the quarter ended June 30, 2004, Mack-Cali Realty Corporation (the "Company") hereby makes available supplemental data regarding its operations. The Company is attaching such supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

Item 12.    Results of Operations and Financial Condition

        On August 5, 2004, the Company issued a press release announcing its financial results for the second quarter 2004. A copy of the press release is attached hereto as Exhibit 99.2.

        In connection with the foregoing, the Company hereby furnishes the following exhibits pursuant to Items 9 and 12 of Form 8-K:

Exhibit Number	Exhibit Title
99.1	Second Quarter 2004 Supplemental Operating and Financial Data
99.2	Second Quarter 2004 earnings press release of Mack-Cali Realty Corporation dated August 5, 2004

        The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 12, "Results of Operations and Financial Condition," and Item 9, "Regulation FD Disclosure" of Form 8-K. As such, the information (including the exhibits) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION
Date: August 4, 2004	By:	/s/ BARRY LEFKOWITZ Barry Lefkowitz Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Second Quarter 2004 Supplemental Operating and Financial Data
99.2	Second Quarter 2004 earnings press release of Mack-Cali Realty Corporation dated August 5, 2004

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  Item 9. Regulation FD Disclosure
  Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX